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                LIBERTY FEDERAL SECURITIES FUND, VARIABLE SERIES
                                 (THE "FUND")
            SUPPLEMENT TO THE FUND'S PROSPECTUSES DATED MAY 1, 2005

1. The second paragraph under the heading "PRINCIPAL INVESTMENT STRATEGIES" for the Fund is revised in its entirety as follows:

The Fund may also invest in corporate bonds or mortgage- or asset-backed securities that are issued by a private entity. The Fund may participate in mortgage dollar rolls. To select investments for the Fund, the Fund's investment advisor looks for securities that balance the potential for the highest yield and relative value with the prospects for incremental capital appreciation. The Fund may invest in securities rated investment grade, which means within the top four ratings assigned by S&P or Moody's. The Fund also may invest in unrated securities if the advisor believes the securities are comparable in quality to securities that are rated investment grade.


2. The section under the heading "PRINCIPAL INVESTMENT RISKS" for the Fund is revised to include the following:

Mortgage dollar rolls are transactions in which the Fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. These transactions simulate an investment in mortgage-backed securities and have the potential to enhance the Fund's returns and reduce its administrative burdens, compared with holding mortgage-backed securities directly. Mortgage dollar rolls involve the risks that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the other party may default on its obligations. These transactions may increase the Fund's portfolio turnover rate.


                                                               February 17, 2006